UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 13, 2009
Commercial Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-27894	34-1787239

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 South Sandusky Avenue, Upper Sandusky, Ohio	43351

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 294-5781
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Adoption of Material Compensatory Plan
     The shareholders of Commercial Bancshares, Inc. (the “Company”) approved the adoption of the Commercial Bancshares, Inc. 2009 Stock Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “Meeting”) held on May 13, 2009. No grants have been made to any named executive officer or any other person as of the date of this filing. A description and complete copy of the Plan was included in the Company’s 14A definitive proxy statement for the Meeting filed with the Commission on April 3, 2009, which description and copy of the Plan are incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Bancshares, Inc. (Registrant)
Date May 28, 2009	/s/ David J. Browne
David J. Browne
Corporate Secretary